Cash and Short-Term Deposits - Schedule of Cash and Cash Equivalents (Details)	Sep. 30, 2025 MYR (RM)	Sep. 30, 2025 USD ($)	Dec. 31, 2024 MYR (RM)	Dec. 31, 2024 USD ($)	Sep. 30, 2024 MYR (RM)	Dec. 31, 2023 MYR (RM)
Schedule of Cash and Cash Equivalents [Abstract]
Cash and short-term deposits	RM 3,043,907	$ 723,088	RM 1,654,146
Pledged Deposits	(1,198,262)	(284,650)	(1,179,430)
Bank Overdraft	(526,066)	(124,968)	(104,587)
Total	RM 1,319,579	$ 313,470	RM 370,129	$ 87,926	RM (1,484,637)	RM (241,006)